SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND Retail Class: SBRVX; Institutional Class: SBHVX
Summary Prospectus	December 9, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated December 9, 2019, along with the Fund’s most recent annual report dated June 30, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 392-2673 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 392-2673. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

The Segall Bryant & Hamill Small Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution (12b-1) Fees		None		None
Other Expenses		0.49%		0.34%
Shareholder service fee	0.25%		0.10%
All other expenses	0.24%		0.24%
Total Annual Fund Operating Expenses		1.29%		1.14%
Fee Waiver and Expense Reimbursement		0.15%(1)		(0.15)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.14%(1)		0.99%(2)

(1)

From December 9, 2019, until at least December 31, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

(2)

From December 9, 2019, until at least December 31, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$379	$678	$1,529
Institutional Class	$101	$332	$598	$1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill Small Cap Value Fund, a series portfolio of Investment Managers Series Trust, that is expected to reorganize into the Fund on December 9, 2019, (the “Predecessor Fund”) was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies. The Fund will primarily invest in common stock. The Fund considers small-capitalization companies to be companies with capitalization within the range of the capitalization of those companies included in the Russell 2000® Value Index at the time of purchase. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small-capitalization companies. As of September 30, 2019, the benchmark capitalization range was $45 million to $5.5 billion. The size of companies in the Russell 2000® Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000® Value Index can change the market capitalization range of companies in the Russell 2000® Value Index and, therefore, the market capitalization range of companies in which the Fund invests. The Russell 2000 Value® Index is reconstituted annually, typically on June 30 of each year, to seek to ensure that stocks of larger companies do not distort the performance and characteristics of the Index and that the represented companies continue to reflect value characteristics. The Fund is not limited to the stocks included in the Russell 2000® Value Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance. The portfolio typically holds between 70 to 85 stocks.

The investment process used by the Fund’s adviser, Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment. The Adviser seeks to invest in companies the stocks of which the Adviser believes are trading below the Adviser’s estimate of their intrinsic values. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management and Strategy Risk: The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap Company Risk: The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. As a consequence, such securities may be less liquid than those of larger companies, and the Fund may not always be able to sell such securities at the desired price or time. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Bar Chart and Performance Tables

The Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below reflect the performance of the Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses. The Predecessor’s Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year, and by showing how the Predecessor Fund’s average annual returns for one year, five years, and since inception for the Predecessor Fund, compared with those of an unmanaged index of securities.

The Retail Class shares of the Fund is anticipated to commence operations on December 9, 2019. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 12/31/2016 9.00%	Lowest Quarterly Return: Quarter Ended 12/31/2018 (13.32)%

The year-to-date return for the Fund as of September 30, 2019, was 15.77%.

Average Annual Total Returns (for the periods ended December 31, 2018)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Small Cap Value Fund	1 Year	5 Years	Since Inception (July 31, 2013)
Institutional Class
Return Before Taxes	(4.38)%	5.25%	6.77%
Return After Taxes on Distributions	(6.90)%	3.60%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	(1.47)%	3.66%	4.89%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(12.86)%	3.61%	5.24%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mark T. Dickherber, CFA, CPA, Director of Small Cap Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*
Shaun P. Nicholson Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

*	Since inception of the Predecessor Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.